                                                                   EXHIBIT 24.01




                                POWER OF ATTORNEY

         WHEREAS, Xcel Energy Inc., a Minnesota corporation (the "Company"), is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement for the issuance and sale from time to time, in one or more series, and in any combination, of up to $1 billion principal amount of unsecured long-term debt securities and/or shares of common stock; and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his/her name, respectively.

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints GARY R. JOHNSON, EDWARD J. MCINTYRE, and CATHY J. HART and each of them individually, his/her attorney, with full power to act for him/her and in his/her name, place and stead, to sign his/her name in the capacity or capacities set forth below to one or more registration statements on Form S-3 (or any other appropriate form) relating to the issuance and sale of up to $1 billion principal amount of unsecured long-term debt securities and/or shares of common stock and to any and all amendments (including post-effective amendments) to such registration statements, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 12th day of December, 2001.


    /s/ Wayne H. Brunetti                          /s/ C. Coney Burgess
-------------------------------------------     --------------------------------
Wayne H. Brunetti                               C. Coney Burgess
Chairman of the Board, President, Chief         Director
Executive Officer and Director


    /s/ David A. Christensen                       /s/ Roger R. Hemminghaus
-------------------------------------------     --------------------------------
David A. Christensen                            Roger R. Hemminghaus
Director                                        Director


/s/ A. Barry Hirschfeld                            /s/ Douglas W. Leatherdale
-------------------------------------------     --------------------------------
A. Barry Hirschfeld                             Douglas W. Leatherdale
Director                                        Director


   /s/ Albert F. Moreno                            /s/ Margaret R. Preska
-------------------------------------------     --------------------------------
Albert F. Moreno                                Margaret R. Preska
Director                                        Director


   /s/ A. Patricia Sampson                         /s/ Allan L. Schuman
-------------------------------------------     --------------------------------
A. Patricia Sampson                             Allan L. Schuman
Director                                        Director


   /s/ Rodney E. Slifer                            /s/ W. Thomas Stephens
-------------------------------------------     --------------------------------
Rodney E. Slifer                                W. Thomas Stephens
Director                                        Director


   /s/ Edward J. McIntyre                          /s/ David E. Ripka
-------------------------------------------     --------------------------------
Edward J. McIntyre                              David E. Ripka
Vice President and Chief Financial Officer      Vice President and Controller



STATE OF MINNESOTA   )
                        ) ss.
COUNTY OF HENNEPIN   )

         On this 12th day of December, 2001, before me, Catherine J. Cleveland a Notary Public in and for said County and State, personally appeared each of the above-named directors and officers of Xcel Energy Inc., a Minnesota corporation, and known to me to be the persons whose names are subscribed to in the foregoing instrument, and each person acknowledged to me that he or she executed the same as his or her own free act and deed.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal on the date set forth above.

                                      /s/ Catherine J. Cleveland
                                  --------------------------------------------
                                  Catherine J. Cleveland